UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                FEBRUARY 28, 2008

                                   ----------

                                 XENOMICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     FLORIDA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

         333-103083                                      04-3721895
  (COMMISSION FILE NUMBER)                  (I.R.S. EMPLOYER IDENTIFICATION NO.)

                        420 LEXINGTON AVENUE. SUITE 1701
                            NEW YORK, NEW YORK 10170
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 297-0808
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

     Subsequent to the approval of all of the disinterested members of the Board of Directors, Xenomics, Inc. (the "Company") and Gian Luigi Longinetti-Buitoni, the Executive Chairman of the Company ("Lead Investor") entered into Amendment No. 3 (the "Amendment"), dated as of February 25, 2008, to the Warrant and Put Option Agreement originally dated as of November 30, 2006 (the "Agreement"), as amended August 29, 2007 and October 30, 2007 ("Warrant and Put Option Agreement"), pursuant to which the Amendment extended to April 11, 2008, the date on which the Company may, at its sole discretion, exercise a put option (the "Put Option") pursuant to which it may require the Lead Investor to invest in the Company up to an additional $1,500,000 to purchase the Maximum Put Amount of Units at a purchase price of $.55 per share of common stock, par value $0.0001 (the "Shares"). Upon notification on or before April 11, 2008, the Lead Investor shall purchase the number of Units specified in such notice by April 12, 2008 up to the Maximum Put Amount. The Company terminated all other options the Lead Investor may purchase under the Agreement in the amount of 6,363,636 Units, which were subject to adjustment, other than the Company's Put Option and the Lead Investor's option to purchase an additional 2,727,272 Shares at $.70 per Share or an additional $1,900,000 under the Warrants underlying the Maximum Put Option. The Amendment is filed as Exhibit 4.1 to this report. (Capitalized terms not otherwise defined herein are given the meaning ascribed to them as set forth in the Amendment).


ITEM 8.01 OTHER EVENTS

     On February 1, 2008, the Company sold a private placement of 1,075,000 shares of common stock and 322,500 warrants to overseas institutional investors for aggregate gross proceeds of $645,000 pursuant to a Securities Purchase Agreement dated as of February 1, 2008 (the "Private Placement"). The warrants have a two-year term and are exercisable at prices of $0.75 per share in the first year and $1.50 per share in the second year.

     The Company is seeking to restructure the debt owed to holders of its 6% convertible debentures who are owed $2,225,500 in principal, plus interest and penalties, following various possible events of default and covenant breaches. The ability of the Company to restructure this debt upon satisfactory terms in whole or in part, will have a material impact on the Company's financial condition.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          4.1 Form of Amendment No. 3 to Warrant and Put Option Agreement dated February 25, 2008.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           XENOMICS, INC.

Date: February 28, 2008                    By: /s/ Gian Luigi Longinotti-Buitoni
                                               ---------------------------------
                                           Gian Luigi Longinotti-Buitoni
                                           Executive Chairman

                                   EXHIBIT 4.1

               AMENDMENT NO. 3 TO WARRANT AND PUT OPTION AGREEMENT

     This AMENDMENT NO. 3 (the "Third Amendment") to the WARRANT AND PUT OPTION AGREEMENT (the "Agreement") originally dated as of November 30, 2006, by and between Gian Luigi Longinotti-Buitoni (the "Lead Investor"), and Xenomics, Inc. (the "Company"), as amended August 29, 2007 and October 30, 2007, is dated as of February 25, 2008.

                                   WITNESSETH:

     WHEREAS, on November 30, 2006, the Lead Investor and the Company entered into the Agreement and amended such Agreement on August 29, 2007 and October 30, 2007; and

     WHEREAS, the entire amount of the Financing Condition has not been met as set forth in the Agreement; however, the Company and the Lead Investor wish to amend the Agreement to extend the time in which the Company may exercise its Maximum Put Amount;

     WHEREAS, the parties now desire to amend Section 3(b) of such Agreement in order to preserve the Company's right to exercise the Maximum Put Amount until April 11, 2008;

     NOW, THEREFORE, in consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Agreement is hereby amended as follows:

     I. The last sentence of the definition of "Maximum Put Amount" in Section 3(b)(i) is hereby replaced in its entirety with "In no event shall the Maximum Put Amount exceed $1,500,000 for the Units or $.55 per Share. The Lead Investor shall have the option to purchase an additional 2,727,272 Shares (the "Additional Shares") at $.70 per Share or an additional $1,900,000 under the Warrants attached to aforesaid Units."

     II.  Section 3(b)(ii) shall be replaced in its entirety with the following:

               "Since the Financing Condition has not been met, at the Company's sole discretion, upon written notice from the Company on or before April 11, 2008, by April 12, 2008 (the "Put Closing Date"), the Lead Investor shall purchase the number of Units specified in such notice up to the Maximum Put Amount divided by the applicable Exercise Price, i.e. $.55 per Share. On the Put Closing Date, the Lead Investor shall surrender this Warrant and the full Exercise Price of the Units specified in the Notice in immediately available funds against the Company's delivery of Lead Investor's Securities. If less than all of the Additional Shares which may then be acquired on the exercise of this Warrant are specified in the Notice, the Company shall cancel this Warrant and issue and deliver to the Lead Investor a new Warrant for the Lead Investor's Additional Shares remaining."

     III. The Company and the Lead Investor acknowledge that the Lead Investor's Warrants under Paragraph 1 of the Agreement shall be terminated other than the Lead Investor's option to purchase the Additional Shares underlying the Units referred to in Paragraphs 1 and 2 herein and other than the Warrants underlying the Maximum Put Option, which the Company may "put" to the Lead Investor pursuant to Paragraphs and 1 and 2 hereof.

     IV. (A) This Third Amendment shall be construed and interpreted in accordance with the laws of the State of New York without giving effect to the conflict of laws rules thereof or the actual domiciles of the parties.

          (B) Except as amended hereby, the terms and provisions of the Agreement shall remain in full force and effect, and the Agreements and Amendments Nos. 1 and 2 are in all respects ratified and confirmed. On and after the date of this Third Amendment, each reference in the Agreement to the "Agreement," "hereinafter," "herein," "hereunder," "hereof," or words of like import shall mean and be a reference to the Agreement as amended by this Third Amendment. Capitalized terms not otherwise defined herein are given the meaning ascribed to them as set forth in the Agreement.

          (C) This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single Amendment.

     V. Copies of all notices to the Company pursuant to Paragraph 14 of the Agreement shall also be sent to: Herrick, Feinstein LLP, 2 Park Avenue, New York, New York 10016, Attn: Ted D. Rosen, Esq.

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the date stated above.

                                 LEAD INVESTOR

                                 By:
                                          --------------------------------------
                                          Gian Luigi Longinotti-Buitoni

                                 XENOMICS, INC.

                                 By:
                                          --------------------------------------
                                          Name:    Gian Luigi Longinotti-Buitoni
                                          Title:   Executive Chair